DELAWARE GROUP® EQUITY FUNDS IV
Delaware Covered Call Strategy Fund
Delaware Equity Income Fund
Delaware Global Equity Fund
Delaware Growth and Income Fund
Delaware Hedged U.S. Equity Opportunities Fund
Delaware International Fund
Delaware Opportunity Fund
Delaware Premium Income Fund
Delaware Growth Equity Fund
Delaware Special Situations Fund
Delaware Total Return Fund
Delaware Floating Rate II Fund
Delaware Fund for Income
Delaware Government Cash Management Fund
Delaware International Opportunities Bond Fund
Delaware Investment Grade Fund
Delaware Limited Duration Bond Fund
Delaware Strategic Income II Fund
(each, a “Fund” and together, the “Funds”)

Supplement to the Funds’ Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) dated January 28, 2020

For Delaware Floating Rate II Fund only, effective May 1, 2020, the first paragraph in the section of the Prospectus entitled “How we manage the Fund – Our principal investment strategies – Delaware Floating Rate II Fund” is hereby replaced with the following:

The Manager analyzes economic and market conditions, seeking to identify the securities or market sectors that it thinks are the best investments for the Fund. Securities in which the Fund may invest include, but are not limited to, the following:
• Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in floating rate loans and/or bonds (80% policy). The 80% policy is non-fundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. Floating rate loans represent amounts borrowed by companies or other entities from banks and other lenders, which have interest rates that reset periodically (typically annually or more frequently). The interest rates on floating rate loans are generally based on a percentage above a US bank’s prime or base rate, the overnight federal funds rate, or another rate. In many cases, they are issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings.
• Loan participations (also known as bank loans);

• Investment grade and below-investment-grade corporate bonds;

• Securities of foreign issuers in both developed and emerging markets, denominated in foreign currencies and US dollars;

• Nonagency mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities (CMBS), collateralized mortgage obligations (CMOs), and real estate mortgage investment conduits (REMICs);

• Securities issued or guaranteed by the US government, such as US Treasurys;

• Securities issued by US government agencies or instrumentalities, such as securities of Ginnie Mae;

• US municipal securities;

• Various types of structured product securities; and

• Short-term investments, cash and cash equivalents.

For Delaware Floating Rate II Fund only, effective May 1, 2020, the fifth paragraph in the section of the Prospectus entitled “How we Manage the Fund – Our principal investment strategies – Delaware Floating Rate II Fund” is hereby replaced with the following:

The Fund may invest in loan participations. These types of investments are also commonly known as bank loans. Bank loans are an interest in a loan or other direct indebtedness, such as an assignment, that entitles the acquiror of such interest to payments of interest, principal, and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured loans, such investments could be structured as novations or assignments, or represent trade or other claims owed by a company to a supplier. Some of the Fund’s investments in bank loans may also include a “floor.” Bank loans with floors generally ensure investors a minimum level of coupon payment, but the coupon rates for these types of securities may not adjust upward as quickly when rates rise since the coupon rate only adjusts when interest rates go higher than the applied floor.

Effective May 1, 2020, the following is added to each Fund’s section in the Prospectus within “How we manage the Funds – The risks of investing in the Funds”, to the extent it is not already included:

 LIBOR risk
The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The potential abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR, especially those that do not have fallback provisions.

How the Funds strives to manage it: Due to uncertainty regarding the future use of LIBOR, the potential impact of the abandonment of LIBOR on the Funds or the financial instruments in which the Funds invest cannot yet be determined.  However, the Funds try to address such risk by monitoring the economic, political and regulatory climate in jurisdictions relevant to the Funds and the financial instruments in which the Funds invest in order to minimize any potential impact on the Funds.  In addition, the Funds typically invest in a number of different securities in a variety of sectors in order to minimize the impact to the Funds of any legislative or regulatory development affecting particular countries, issuers, or market sectors.
Effective May 4, 2020, BNY Mellon Investment Servicing (US) Inc. will provide sub-transfer agency services to the Funds. As a result, the following changes are made to the Funds’ Prospectus and SAI on May 4, 2020:

1.	The following replaces the text of the second sentence of the third paragraph on the front cover page of the Prospectus:

You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918.

2.	The following replaces the sentence immediately preceding each Fund’s performance bar chart in the Prospectus except for Delaware Government Cash Management Fund:

You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

3.	The following replaces the sentences immediately preceding the performance bar chart in the Prospectus for Delaware Government Cash Management Fund only:

You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Investors interested in obtaining the 7-day yield once available may call 800 523-1918.

4.	The following replaces the first paragraph of the Prospectus under “Fund Summary – Purchase and redemption of Fund shares” for each Fund:

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial advisor; through the Fund’s website at delawarefunds.com/individual-investors/account-information/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

5.	The following replaces the section of the Prospectus entitled “About your account – How to buy shares – Through Delaware Funds by Macquarie – By mail”:

Through the Delaware Funds by Macquarie Service Center
By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Funds by Macquarie at P.O. Box 9876, Providence, RI 02940-8076 for investments by regular mail or Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check. Purchase orders will not be accepted at any other address.
Please note that purchase orders submitted by mail will not be considered received until such purchase orders arrive at Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 and are determined to be in good order. For a purchase request to be in “good order,” you must provide the name of the Delaware Fund in which you are investing, your account registration/number (if you are an existing shareholder), and the total number of shares or dollar amount of the shares to be purchased, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Funds do not consider the US Postal Service or other independent delivery services to be their agent. Therefore, deposits in the mail or with such services or receipt at the Funds’ post office box, of purchase orders, do not constitute receipt by the Funds or their agent. Please note that the Funds reserve the right to reject any purchase.

6.	The following is added to the section of the Prospectus entitled “About your account – How to buy shares – Through Delaware Funds by Macquarie” following “By mail”:

By wire
Ask your bank to wire the amount you want to invest to The Bank of New York Mellon, ABA #011001234, bank account #000073-6910. Include your account number, the name of the fund, registered account name, and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call the Delaware Funds by Macquarie Service Center at 800 523-1918 so we can assign you an account number.

7.	The following replaces the final sentence of the section of the Prospectus entitled “About your account – How to buy shares – Through Delaware Funds by Macquarie – By exchange”:

To open an account by exchange, call the Delaware Funds by Macquarie Service Center at 800 523-1918.

8.	The following is added after the section of the Prospectus entitled “About your account – How to buy shares – Through Delaware Funds by Macquarie”:

Through automated shareholder services
You may purchase or exchange shares through our automated telephone service (for Class A shares only), or through our website, delawarefunds.com (for Class A shares only). For more information about how to sign up for these services, call our Delaware Funds by Macquarie Service Center at 800 523-1918.

9.
The section of the Prospectus entitled “About your account – How to buy shares – Through Delaware Funds by Macquarie – Limitations on exchanges” and all related cross references are hereby deleted in their entirety.

10.	The following replaces the final sentence of the section of the Prospectus entitled “About your account – Retirement plans”:

For more information on how the Funds can play an important role in your retirement planning or for details about group plans, please consult your financial intermediary, or call Delaware Funds by Macquarie at 800 523-1918.

11.	The following replaces the third sentence of the section of the Prospectus entitled “About your account – Document delivery”:

If you prefer not to have these documents householded, please call the Delaware Funds by Macquarie Service Center at 800 523-1918.

12.	The following replaces the section of the Prospectus entitled “About your account – How to redeem shares – Through Delaware Funds by Macquarie – By mail”:

Through the Delaware Funds by Macquarie Service Center
By mail

You may redeem your shares by mail by writing to: Delaware Funds by Macquarie at P.O. Box 9876, Providence, RI 02940-8076 for redemption requests by regular mail or Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 for redemption requests by overnight courier service. Redemption requests will not be accepted at any other address. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a medallion signature guarantee for each owner. Medallion signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account. Please contact the Delaware Funds by Macquarie Service Center at 800 523-1918 for more information about the medallion signature guarantee requirements.

Please note that redemption orders submitted by mail will not be considered received until such redemption orders arrive at Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 and are determined to be in good order. For a redemption request to be in “good order,” you must provide the name of the Delaware Fund whose shares you are redeeming, your account number, account registration, and the total number of shares or dollar amount of the transaction. Redemption requests must be signed by the record owner(s) exactly as the shares are registered, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Funds do not consider the US Postal Service or other independent delivery services to be their agent. Therefore, redemption requests placed in the mail or with such services or receipt at the Funds’ post office box, of redemption requests, do not constitute receipt by the Funds or the transfer agent.

13.	The following is added after the section of the Prospectus entitled “About your account – How to redeem shares – Through Delaware Funds by Macquarie – By mail”:

By telephone
You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you in the following ways:
• By check — Sent to your address of record, provided there has not been an address change in the last 30 days.

• By wire — Sent directly to your bank by wire, if you redeem at least $1,000 of shares. If you request a wire transfer, a bank wire fee may be deducted from your proceeds.

• By ACH — Sent via Automated Clearing House (ACH), subject to a $25 minimum.

 Bank information must be on file before you request a wire or ACH redemption. Your bank may charge a fee for these services.

Through automated shareholder services
You may redeem shares through our automated telephone service or through our website, delawarefunds.com. For more information about how to sign up for these services, call our Delaware Funds by Macquarie Service Center at 800 523-1918.

14.	The following replaces the section of the Prospectus entitled “About your account – Investor services – Systematic exchange option”:

With the systematic exchange option, you can arrange automatic monthly exchanges between your shares in one or more Delaware Funds. These exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

15.	The following replaces the section of the Prospectus entitled “About your account – Investor services – Exchange of shares”:

You may generally exchange all or part of your shares for shares of the same class of another Delaware Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a fund that does not have a sales charge, you will pay any applicable sales charge on your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of that fund’s prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the Manager’s judgment, a fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.

16.	The following replaces the section of the Prospectus entitled “About your account – Investor services – Systematic withdrawal plan”:

Systematic withdrawal plan

You can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through the direct deposit service.

The applicable Limited CDSC for Class A shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan.

17.	The following replaces the section of the Prospectus entitled “About your account – Investor services – Check writing”:
Check writing (available for shareholders of Delaware Government Cash Management Fund only)
Check writing is available for certain shareholders of Delaware Government Cash Management Fund at no cost. Individuals, joint owners and custodians of UTMA and UGMA accounts may complete the “Delaware Funds Checkwriting Request” form to apply for draft checks. Additional documentation is required to establish draft check writing privileges for trusts, corporations, partnerships, and other entities. For joint accounts and accounts opened for entities, draft checks may be written by any one tenant or Authorized Individual without the consent of the others.
Check writing is not available to owners of retirement accounts, Coverdell Education Savings Accounts, Class A share fund accounts subject to a CDSC, and accounts registered with a foreign address.
Shareholders who are eligible may redeem shares by writing checks in amounts of $500 or more. Neither the Fund nor the custodian can certify or directly cash a draft check.
In addition, the following rules apply to the check writing privilege:
1.
If your Delaware Government Cash Management Fund account balance is more than $10,000 or the market value of all your investments in Delaware Funds by Macquarie is greater than $25,000, up to three draft checks will be paid.

2.	We will not issue draft checks if your account balance is less than $10,000.
3.	Cancelled draft checks will not be returned to you.
It is your responsibility to ensure that the available balance of your account is sufficient to cover the amount of your draft check and any applicable fees, including a possible CDSC. Otherwise, your draft check will be returned through the banking system marked “insufficient funds.” Fees may also be imposed by the depository bank. Shares purchased by check or by electronic funds transfer that you have owned for less than fifteen (15) days are not included in your available balance. Please be aware that if your draft check is converted to an electronic debit by the payee, the electronic debit may not be honored.
Please notify us immediately if your draft checks are lost or stolen. “Stop payment” requests must be directed to DIFSC. A Stop payment request may be placed on a single draft check or on a range of draft check numbers. There is no guarantee that a Stop payment request will prevent the payment of a draft check.
To use the check writing privilege option, you must complete a check writing form. You will be provided with free checks and you may order additional checks, as needed. The check writing privilege is subject to the Fund’s procedures and rules. The check writing privilege may be terminated or suspended, and/or a fee may be imposed for this service at any time without prior notice.
A check that you write will be treated as a sale of shares equal to the amount of the check. You will receive a confirmation of the sale, but your cancelled check will not be returned. You will be entitled to distributions paid on your shares until the check is presented to the Fund for payment.
You cannot liquidate your account using the check writing privilege because your account balance will change each day as a result of daily dividends and fluctuation of the net asset value per share. If you wish to sell all of your shares, see “How to redeem shares” section.

Draft checks are subject to the rules and regulations of the custodian covering checking accounts. The Fund bears all expenses relating to the money market draft check privilege. We reserve the right to amend or terminate the privilege at any time.

18.	The following replaces the section of the Prospectus entitled “Additional information – Contact information”:

•	Website: delawarefunds.com
•	Delaware Funds® by Macquarie Service Center: 800 523-1918 (representatives available weekdays from 8:30am to 6:00pm Eastern time)
o	For fund information, literature, price, yield, and performance figures.
o	For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions, and telephone exchanges.
•	Automated telephone service: 800 523-1918 (seven days a week, 24 hours a day)
o	For convenient access to account information or current performance information on all Delaware Funds, use this touch-tone service.
•
Written correspondence: Delaware Funds by Macquarie, P.O. Box 9876, Providence, RI 02940-8076 (by regular mail) or Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722 (by overnight courier service).

19.	The following replaces the text of the fourth sentence of the first paragraph on the back cover page of the Prospectus:

To receive a free copy of the SAI, or the annual or semiannual reports, or if you have any questions   about investing in the Funds, write to us at P.O. Box 9876, Providence, RI 02940-8076 by regular mail   or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service, or call toll-free    800 523-1918.

20.	The following replaces the contact information provided on the front cover page of the SAI:

P.O. Box 9876, Providence, RI 02940-8076 (regular mail)
4400 Computer Drive, Westborough, MA 01581-1722 (overnight courier service)

For a Prospectus, Performance, and Information on Existing Accounts: 800 523-1918
For Dealer Services (Broker/Dealers only): 800 362-7500

21.	The following replaces the final paragraph on the front cover page of the SAI:

The Prospectus may be obtained through our website at delawarefunds.com/literature; by writing or calling your financial advisor; or by contacting the Funds’ distributor, Delaware Distributors, L.P. (the “Distributor”), at the above addresses, or by calling the above phone numbers. Please do not send any correspondence to 2005 Market Street, Philadelphia, PA. The Funds’ financial statements, the notes relating thereto, the financial highlights, and the report of the independent registered public accounting firm are incorporated by reference from the Funds' annual report (“Annual Report”) into this SAI. The Annual Report will accompany any request for this SAI. The Annual Report can be obtained, without charge, by calling 800 523-1918.

22.	The following replaces the final sentence of the first paragraph of the section of the SAI entitled “Disclosure of Portfolio Holdings Information”:

This information is available publicly to any and all shareholders free of charge once posted on the website or by calling 800 523-1918.

23.	The following replaces the third paragraph of “Investment Manager and Other Service Providers – Transfer Agent”:
BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) provides sub-transfer agency services to the Funds. In connection with these services, BNYMIS administers the overnight investment of cash pending investment in the Funds or payment of redemptions. The proceeds of this investment program are used to offset the Funds’ transfer agency expenses. Prior to May 4, 2020, Foresters Investor Services, Inc. (“FIS”), provided sub-transfer agency services to the Funds.

24.	The following replaces the section of the SAI entitled “Purchasing Shares – Letter of Intent”:

Letter of Intent: The reduced front-end sales charges described above with respect to Class A shares are also applicable to the aggregate amount of purchases made by any such purchaser within a 13-month period pursuant to a written letter of intent signed by the purchaser, and not legally binding on the signer or the Trust, which provides for the holding in escrow by the Transfer Agent or financial intermediary of 5.00% of the total amount of Class A shares intended to be purchased until such purchase is completed within the 13-month period. The minimum initial purchase amount to establish a letter of intent is $1,000. The Funds will no longer accept retroactive letters of intent. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Transfer Agent or financial intermediary may surrender an appropriate number of the escrowed shares for redemption in order to realize the difference between the front-end sales charge on Class A shares purchased at the reduced rate and the front-end sales charges otherwise applicable. Such purchasers may include the values (at offering price at the level designated in their letter of intent) of all their shares of the Funds and of any class of any of the other Delaware Funds received as the result of a merger or reorganization of a predecessor fund previously purchased and still held as of the date of their letter of intent toward the completion of such letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC, or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Fund received as the result of a merger or reorganization of a predecessor fund that did carry a front-end sales charge, CDSC, or Limited CDSC. For purposes of satisfying an investor’s obligation under a letter of intent, the corresponding classes of shares of other Delaware Funds received as the result of a merger or reorganization of a predecessor fund that offer such shares may be aggregated with Class A shares of the Funds and the corresponding class of shares of the other Delaware Funds received as the result of a merger or reorganization of a predecessor fund. Your financial intermediary may have different procedures for administering this feature.

25.	The third paragraph of the section of the SAI entitled “Purchasing Shares – Combined Purchases Privilege” is hereby deleted in its entirety.

26.	The following replaces the section of the SAI entitled “Investment Plans – Reinvestment of Dividends in other Delaware Funds”:
Reinvestment of Dividends in other Delaware Funds
Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, shareholders may be able to automatically reinvest dividends and/or distributions in any of the other Delaware Funds, including the Funds, in states where their shares may be sold. Such investments will be at NAV at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund’s shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

Subject to the following limitations, dividends and/or distributions from other Delaware Funds may be invested in shares of the Funds, provided an account has been established. Dividends from Class A shares may only be directed to other Class A shares, dividends from Institutional Class shares may only be directed to other Institutional Class shares, and dividends from Class R6 shares may only be directed to other Class R6 shares.

27.	The following replaces the section of the SAI entitled “Investment Plans – Investing by Exchange”:
Investing by Exchange
If you have an investment in another Delaware Fund, you may be able to exchange part or all of your investment into shares of the Funds. If you wish to open an account by exchange, call the Delaware Funds by Macquarie Service Center at 800 523-1918 for more information. All exchanges are subject to the eligibility and minimum purchase requirements and any additional limitations set forth in the Funds’ Prospectuses. See “Redemption and Exchange” below for more complete information concerning your exchange privileges.

28.	The following hereby replaces the section of the SAI entitled “Investment Plans – Investing by Exchange – Automatic Investing Plan:

Automatic Investing Plan: Shareholders may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking accounts for deposit into their Fund accounts. This type of investment will be handled in either of the following ways: (i) if the shareholder’s bank is a member of the National Automated Clearing House Association (“NACHA”), the amount of the periodic investment will be electronically deducted from his or her checking account by Electronic Fund Transfer (“EFT”) and such checking account will reflect a debit although no check is required to initiate the transaction; or (ii) if the shareholder’s bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder’s bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT. If you participate in an automatic investment program for an account held directly with the Funds’ transfer agent and also hold shares of Delaware Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with automatic investment program purchases.

29.	The following is added to the section of the SAI entitled “Investment Plans” after “Direct Deposit Purchase by Mail”:
On Demand Service
You or your financial intermediary may request purchases of Fund shares by phone using the on demand service. When you authorize the Funds to accept such requests from you or your financial intermediary, funds will be withdrawn (for share purchases) from your predesignated bank account. Your request will be processed the same day if you call prior to 4:00pm Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions.
It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

30.	The following replaces the first two paragraphs in the section of the SAI entitled “Investment Plans – Systematic Exchange Option”:
Shareholders can use the systematic exchange option to invest in the Funds through regular liquidations of shares in their accounts in other Delaware Funds. Shareholders may elect to invest in one or more of the other Delaware Funds through the systematic exchange option. If, in connection with the election of the systematic exchange option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.
Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other Delaware Funds, subject to the conditions and limitations set forth in the Prospectuses. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next Business Day) at the public offering price or NAV, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder’s account is less than the amount specified for investment.

31.	The following replaces the final sentence of the last paragraph of the section of the SAI entitled “Investment Plans – Retirement Plans for Class A shares”:

For additional information, call the Delaware Funds by Macquarie Service Center at 800 523-1918.

32.	The following replaces the second to last sentence of the second paragraph of the section of the SAI entitled “Redemption and Exchange – General Information”:

You may request a redemption or an exchange by calling the Delaware Funds by Macquarie Service Center at 800 523-1918.

33.	The section of the SAI entitled “Redemption and Exchange – Limitations on exchanges” and all related cross references are hereby deleted in their entirety.

34.	The following replaces the fifth paragraph of the section of the SAI entitled “Redemption and Exchange – General Information”:

The Funds will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Funds will honor redemption requests as to shares for which a check was tendered as payment, but the Funds will not mail or wire the proceeds until they are reasonably satisfied that the purchase check has cleared, which may take up to 15 calendar days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder’s address of record.

35.	The following replaces the eleventh paragraph of the section of the SAI entitled “Redemption and Exchange – General Information”:

You may exchange all or part of your investment in one or more Delaware Funds for shares of other Delaware Funds. Please keep in mind, however, that under most circumstances you may exchange between like classes of shares only. To open an account by exchange, call your financial intermediary or the Delaware Funds by Macquarie Service Center at 800 523-1918.

36.	The following replaces the first sentence of the first paragraph of the section of the SAI entitled “Redemption and Exchange – Written Redemption”:

You can write to the Funds (at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service) to redeem some or all of your shares.

37.	The section of the SAI entitled “Redemption and Exchange – Limitations on Exchanges” is hereby deleted in its entirety.

38.	The following replaces the section of the SAI entitled “Redemption and Exchange – Written Exchange”:

You may also write to the Funds (at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service) to request an exchange of any or all of your shares into another Delaware Fund, subject to the same conditions and limitations as other exchanges noted above.

39.	The following sections are added as new sections of the SAI under the section entitled “Redemption and Exchange – Telephonic Redemption and Exchange”:

Telephone Redemption: The “Check to Your Address of Record” service and the “Telephone Exchange” service, both of which are described below, are automatically provided unless you notify the Funds in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate, or suspend these procedures upon 60 days’ written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.
The Funds and their Transfer Agent are not responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares that are reasonably believed to be genuine. With respect to such telephone transactions, a Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of personal identification). Also, shareholders should verify their trade confirmations immediately upon receipt. Telephone instructions received by a Fund are generally recorded, and a written confirmation will be provided for all purchase, exchange, and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the Delaware Fund into which your shares are being exchanged.
Telephone Redemption—Check to Your Address of Record: The Telephone Redemption feature is a quick and easy method to redeem shares. You or your financial intermediary (where applicable) can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next Business Day after receipt of the redemption request. This service is only available to individual, joint, and individual fiduciary-type accounts.

Telephone Redemption—Proceeds to Your Bank: Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an authorization form and have your Medallion Signature Guarantee. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next Business Day. If the proceeds are wired to the shareholder’s account at a bank that is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder’s bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next Business Day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but mailing a check may delay the time it takes to have your redemption proceeds credited to your predesignated bank account. Call Delaware Funds by Macquarie Service Center at 800 523-1918 prior to the time the offering price and NAV are determined, as noted above.
40.	The following is added to the section of the SAI entitled “Redemption and Exchange” after “”Telephonic Redemption and Exchange”:

On Demand Service

You or your financial intermediary may request redemptions of Fund Class shares by phone using the on demand service. When you authorize the Funds to accept such requests from you or your financial intermediary, funds will be deposited to your predesignated bank account. Your request will be processed the same day if you call prior to 4:00pm Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions. For more information, see “On Demand Service” under “Investment Plans” above.

41.	The following replaces the first sentence of the first paragraph of the section of the SAI entitled “Performance Information”:

To obtain the Funds’ most current performance information, please call 800 523-1918 or visit our website at delawarefunds.com/performance.
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Effective May 4, 2020, the first paragraph of the section in the SAI entitled “Redemption and Exchange – Written Redemption” is hereby deleted and replaced with the following:

You can write to the Funds (at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service) to redeem some or all of your shares. The request must be signed by all owners of the account. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a Medallion Signature Guarantee for each owner. A Medallion Signature Guarantee can be obtained from a commercial bank, a trust company, or a member of a Securities Transfer Association Medallion Program (“STAMP”). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees, or guardians.

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Effective May 1, 2020, the following replaces the Prospectus section entitled “Broker-defined sales charge waiver policies”:

Broker-defined sales charge waiver policies

From time to time, shareholders purchasing Fund shares through a brokerage platform or account may be eligible for CDSC sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

CDSC waivers on Class C shares

—Death or disability of the shareholder
—Shares sold as part of a systematic withdrawal plan as described in this Prospectus
—Return of excess contributions from an IRA Account
—Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
—Shares sold to pay certain brokerage fees initiated by the broker
—Shares acquired through a right of reinstatement
—Shares held in retirement accounts, that are exchanged for a lower cost share class due to transfer to certain other types of accounts or platforms where the financial intermediary has entered into an agreement with the Distributor (or its affiliates)

Merrill Lynch:

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end sales charge waivers for Class A shares available at Merrill Lynch

—Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
—Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
—Shares purchased through a Merrill Lynch affiliated investment advisory program
—Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
—Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
—Shares of Delaware Funds purchased through the Merrill Edge Self-Directed platform (if applicable)
—Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within Delaware Funds)
—Shares exchanged from Class C (that is, level-load) shares of the same Fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
—Employees and registered representatives of Merrill Lynch or its affiliates and their family members
—Trustees of the Trust and employees of the Manager or any of its affiliates, as described in this Prospectus
—Eligible shares purchased from the proceeds of redemptions within Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (that is, systematic purchases and withdrawals) and purchase made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC waivers on Class A and C shares available at Merrill Lynch

—Death or disability of the shareholder
—Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
—Return of excess contributions from an IRA Account
—Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
—Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
—Shares acquired through a right of reinstatement
—Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms
—Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end sales charge discounts available at Merrill Lynch: Breakpoints, rights of accumulation, and letters of intent

—Breakpoints as described in this Prospectus.
—Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of

Delaware Fund assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible Delaware Fund assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
—Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within Delaware Funds, through Merrill Lynch, over a 13-month period of time (if applicable).

Morgan Stanley Wealth Management:

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

—Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
—Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
—Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund
—Shares purchased through a Morgan Stanley self-directed brokerage account
—Class C (that is, level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
—Shares purchased from the proceeds of redemptions within Delaware Funds, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Ameriprise Financial:

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts with respect to Class A shares, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI:

—Employer-sponsored retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
—Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
—Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).
—Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within Delaware Funds).
—Shares exchanged from Class C shares of the same Fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
—Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
—Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
—Shares purchased from the proceeds of redemptions within Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (that is, Rights of Reinstatement).

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James Affiliates (“Raymond James”):

Shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

—Shares purchased in an investment advisory program.
—Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the Delaware Funds).
—Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
—Shares purchased from the proceeds of redemptions within Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
—A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC waivers on Class A and C shares available at Raymond James
—Death or disability of the shareholder.
—Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
—Return of excess contributions from an IRA Account.
—Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s Prospectus.
—Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
—Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: Breakpoints, and/or rights of accumulation
—Breakpoints as described in this Prospectus.

—Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser’s household at Raymond James. Eligible Delaware Funds assets not held at Raymond James may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Edward D. Jones & Co. (“Edward Jones”):

Sales Waivers and Reductions in Sales Charges

Effective on or after May 1, 2020, shareholders purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from breakpoints and waivers described elsewhere in the mutual fund prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Delaware Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints

Rights of Accumulation (ROA)

—The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Delaware Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible Delaware Funds assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

—ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

—Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible Delaware Funds assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales Charge Waivers:

Sales charges are waived for the following shareholders and in the following situations:

—Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing.
—Shares purchased in an Edward Jones fee-based program.

—Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
—Shares purchased from the proceeds of redeemed shares of the same Delaware Funds so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
—Shares exchanged into class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
—Exchanges from class C shares to class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (CDSC) Waivers:

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

—The death or disability of the shareholder
—Systematic withdrawals with up to 10% per year of the account value
—Return of excess contributions from an Individual Retirement Account (IRA)
—Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations
—Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones
—Shares exchanged in an Edward Jones fee-based program
—Shares acquired through NAV reinstatement

Other Important Information

Minimum Purchase Amounts
—$250 initial purchase minimum
—$50 subsequent purchase minimum

Minimum Balances
—Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
—A fee-based account held on an Edward Jones platform
—A 529 account held on an Edward Jones platform
—An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
—At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares.

Janney Montgomery Scott, LLC (“Janney”):

Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

—Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Delaware Funds).
—Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
—Shares purchased from the proceeds of redemptions within the Delaware Funds, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
—Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
—Shares acquired through a right of reinstatement.
—Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

—Shares sold upon the death or disability of the shareholder.
—Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
—Shares purchased in connection with a return of excess contributions from an IRA account.
—Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s Prospectus.
—Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
—Shares acquired through a right of reinstatement.
—Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

—Breakpoints as described in the Fund’s Prospectus
—Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser’s household at Janney. Eligible Delaware Funds assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
—Letters of intent which allow for breakpoint discounts based on anticipated purchases within Delaware Funds, over a 13-month time period. Eligible Delaware Funds assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor of such assets.

*Also referred to as an “initial sales charge.”

Oppenheimer & Co. Inc. (“OPCO”)

Effective May 1, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

—Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
—Shares purchased by or through a 529 Plan
—Shares purchased through a OPCO affiliated investment advisory program
—Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Delaware Funds)
—Shares purchased from the proceeds of redemptions within the same Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
—A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
—Employees and registered representatives of OPCO or its affiliates and their family members
—Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

—Death or disability of the shareholder
—Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
—Return of excess contributions from an IRA Account
—Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code as described in the prospectus
—Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
—Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

—Breakpoints as described in this prospectus.
—Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser’s household at OPCO. Eligible Delaware Funds assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Robert W. Baird & Co. Incorporated (“Baird”):

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI

Front-End Sales Charge Waivers on Class A Shares Available at Baird

—Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund
—Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird
—Shares purchase from the proceeds of redemptions from another Delaware Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

—A shareholder in the Funds Class C shares will have their share converted at net asset value to Class A shares of the same Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
—Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C Shares Available at Baird

—Shares sold due to death or disability of the shareholder
—Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
—Shares bought due to returns of excess contributions from an IRA Account
—Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus
—Shares sold to pay Baird fees but only if the transaction is initiated by Baird
—Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

—Breakpoints as described in this prospectus
—Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser’s household at Baird. Eligible Delaware Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
—Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Delaware Funds through Baird, over a 13-month period of time.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated May 1, 2020.